Exhibit 99.1 EEI Financial Conference Analyst Information November 2019

Forward-Looking Statements In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “intends,” “potential,” “plans,” “predicts,” “projects,” “targets,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand or introduce new cyber security risks; (g) changes in tax laws and the availability of tax credits; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions or over-appropriation of surface and groundwater and the impact on generation from hydropower facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies’ assets and subject the companies to third party claims for damages; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the companies’ failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, or other malicious acts, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

IDACORP at a Glance	1
Strong Track Record	2
Increasing Customer Growth Rate	3
Idaho Economic Snapshot	4
Recently Announced Projects	5
Historical Earnings Guidance vs. Actual EPS	6
Common Stock Dividend Growth	7
Forecasted Average Peak System Load & Capacity	8
Integrated Resource Plan	9
Capital Expenditures Forecast	10
Potential Long-Term Rate Base Growth	11
Estimated Key Financial & Operating Metrics – 2019	12
Sustained Cost Control	13
Return on Year-End Equity - IDACORP	14
ADITC Earnings Support/Revenue Sharing Mechanism (2019)	15-16
Why Invest in IDACORP?	17

Appendix

Idaho Power Service Area	A-1
Recent Leadership Changes	A-2
Regulatory Commissioners	A-3
Residential & Industrial Average Rates	A-4
Debt Maturity Profile & Credit Ratings	A-5
Cash Flows & Liquidity	A-6
All-Time High Summer & Winter Peak Demand	A-7
Contracted Renewable Energy Projects	A-8
Experienced, Diverse, Independent Directors	A-9
Clean Energy Portfolio	A-10
A Foundation of Clean Energy	A-11
A Tradition of Sustainability	A-12
California vs. Idaho 2018 Clean Energy Portfolio Mix	A-13
ADITC Earnings Support/Revenue Sharing Mechanism (As Approved - 2020)	A-14-15
Idaho Tax Reform Settlement	A-16
Hells Canyon Relicensing	A-17
Boardman to Hemingway 500 kV Line	A-18
Gateway West 500 kV Line	A-19
Western Energy Imbalance Market	A-20
Weather Outlook	A-21
Diversity in Leadership	A-22
Our Commitment to Safety	A-23
Our Commitment to Our Customers	A-24
Our Commitment to Our Employees	A-25

IDACORP at a Glance

IDACORP Financial Snapshot[1]:

- Revenue: $1.37 billion
- Diluted earnings per share: $4.49
- Eleventh consecutive year of earnings growth
- Dividends per share: $2.68
- Return on Year-End Equity: 9.6%
- Net Utility Plant Assets:
  Idaho Power—$4.4 billion

IDA
LISTED
NYSE

Idaho Power Company Quick Facts:

- Vertically integrated energy company encompassing generation, transmission, and distribution
- ~570,000 retail energy customers
- 68 percent of Idaho residents, 72 cities; 7 cities in Oregon

[1] As of and for the year ended 12/31/2018, except for dividends per share, which are annualized as of November 2019.



~24,000 square
mile service area

Revenues by Customer Class
(2018)



Irrigation
13%
Industrial
16%
Residential
45%
Commercial
26%

An IDACORP Company

1

Strong Track Record * 2 *Dividends per share as of November 2019

Increasing Customer Growth Rate 570,000 Idaho Power Customer Growth 2.6% 560,000 2.3% 550,000 2.0% 540,000 530,000 1.8% 1.8% 520,000 Twelve Months 2015 2016 2017 2018 Ended Sept. 30, 2019 No. 1 Fastest Growing State – Two Years in a Row (Idaho) — U.S. Census Bureau, published December 2018 No. 1 Best Places to Live in America (Boise) — Livability.com, published March 2019 No. 3 Highest Percentage of Inbound Moves (Idaho) — United Van Lines, January 2019 No. 4 Year Over Year Job Growth (Boise) — Milken Institute, January 2019 3

Idaho Economic Snapshot 4

Recently Announced Projects Cedar Ridge Dairy Products 5

2010–2019 Historic EPS Mid-Point vs. Actuals* February 21, 2019 $4.49 $4.50 Opening Guidance Mid-Point of Opening Guidance Actual Diluted EPS $4.30-$4.45 $4.30 $4.38 $4.10 $4.21 $4.18 $3.90 $3.94 $3.98 $3.85 $3.87 $3.88 $3.70 $3.73 Opening Guidance $3.64 $3.50 Mid-Point (1) $3.48 with ADITC $3.43 (1) $3.46 $3.30 Mechanism in place = $3.28 $3.10 5.39% CAGR $3.08 $2.90 $3.00 (1) $2.88 $2.70 $2.73 $2.50 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (1) * Represents the mid-point of IDACORP’s opening EPS guidance – based on normal weather & water conditions. 2010-2012 data adjusted for effect of a change in accounting method for IDACORP Financial Services affordable 6 housing investment amortization.

Common Stock Dividend Growth

"IDACORP's Board of Directors has approved an annual dividend increase every year since 2012, resulting in a **cumulative average growth rate of over 9%**. These changes represent an overall increase of 123 percent in IDACORP's quarterly dividend over that period. Our customer and earnings growth have allowed us to increase the dividend to shareholders... management [currently] expects to recommend to the Board of Directors future annual increases... of 5 percent or more which would keep the company near the upper end of the current target payout ratio. However, **we expect to further discuss with the board the appropriate target payout ratio in mid-November**."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 20, 2019

Current Target Payout Ratio: 50-60%



$0.30
$0.33
$0.38
$0.43
$0.47
$0.51
$0.55
$0.59
$0.63
$0.67[1]
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Q4 2016
Q4 2017
Q4 2018
Q4 2019

Quarterly Dividend Per Share



123% increase in dividend rate
$1.20
$1.32
$1.52
$1.72
$1.88
$2.04
$2.20
$2.36
$2.52
$2.68[1]
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Q4 2016
Q4 2017
Q4 2018
Q4 2019

Annualized Dividend Per Share

[1] As announced Sept. 20, 2019. See IDACORP's most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

7

Forecasted Average Peak System Load and Resource Capacity 2019-2023 (MW)* 4,100 Total Requirements Total Capacity 3,600 3,100 2,600 2,100 Apr May Jun Jul Aug Sept Oct Nov Dec Jan Feb Mar * Forecasted Average System Load and Resource Capacity information as included in the 2019 Integrated Resource Plan and is subject to change. Idaho Power’s demand and the required resources to meet that demand matures over the next five years. Current expectations included in the current 2019 IRP, as filed and subject to commission review and supplemental 8 information, are to transition about 350 MW out of coal generation by 2023 while maintaining the forecasted long position.

Integrated Resource Plan (IRP) 2019 IRP Load Forecast vs. Prior IRPs 5-Year Forecast 20-Year Forecast Annual Annual Annual Annual Growth Rate: Growth Rate: Growth Rate: Growth Rate: Retail Sales Annual Peak Retail Sales Annual Peak (Billed MWh) Demand (Billed MWh) Demand 2019 IRP 1.3% 1.4% 1.0% 1.2% 2017 IRP 1.1% 1.6% 0.9% 1.4% 2015 IRP 1.5% 1.8% 1.2% 1.5% Projected 2019-2023 Capital Expenditures: ~$1.5 billion 9

Capital Expenditures Forecast(1) 2019 – 2023 ($ Millions) 350 $875M – $925M* 300 250 200 150 100 50 0 2019 2020 2021-2023 Distribution ($85-$105M) Hydro ($50-$70M) *Amounts do not include potential long- Transmission ($35-$65M) General Plant ($40-$60M) term project additions beyond 2020 Thermal ($20-$40M) (1) Reaffirmed as of October 31, 2019. See page 53 of IDACORP’s 2018 Form 10 10-K for a breakdown of project types included in the 5-year forecast.

Potential Long-Term Rate Base Growth



($ Millions)
5500
5000
4500
4000
3500
3000
2500
2000
$2.7B
Additional rate base growth through 2023 (no bonus depreciation)*
$488M
Additional rate base growth through 2019 (most of period includes bonus depreciation)*
$682M
43%↑
$100M
$278M
$300M
$324M
$324M
2011 Rate Case, including Langley Gulch Power Plant
Forecasted Rate Base Level Through Current 5-Year Forecast*
Potential Additional Projects Not Currently Included in Current 5-Year Forecast
Potential projects not included in the current 5-year forecast could add an additional ~**$1.3 billion** to rate base going forward (amounts are estimated as of Oct. 2019):
Hells Canyon Relicensing Costs ($278M)
New License Required Hells Canyon Compliance & Water Temperature Efforts (projects likely span several years) ($300M)
500 kV Project (21% Ownership of Boardman-to-Hemingway) ($324M)
Distribution System Modernization Projects ($100M)
500 kV Project (Hypothetical doubling of ownership of Boardman-to-Hemingway) ($324M)

* Idaho Power's most recent rate case in its Idaho jurisdiction in 2011 provided for a return on a rate base of $2.7 billion, which includes the Langley Gulch power plant completed in 2012. If Idaho Power's capital expenditures since its last Idaho rate case and expected future capital expenditures were approved to be included in rate base, Idaho Power's Idaho-jurisdiction rate base could reach approximately $3.9 billion by the end of 2023, the year through which Idaho Power currently forecasts capital expenditures.

11

2019 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics (Millions Except for Per Share Amounts) 2019 Estimates Current(1) Previous(2) IDACORP Earnings Per Diluted Share Guidance $ 4.40 – $ 4.50 $ 4.35 – $ 4.50 Idaho Power Additional Amortization of Accumulated No Change None Deferred Investment Tax Credits Idaho Power Operations & Maintenance Expense $ 345 – $ 355 $ 350 – $ 360 Idaho Power Capital Expenditures, Excluding No Change $ 280 – $ 290 Allowance for Funds Used During Construction Idaho Power Hydroelectric Generation (MWh) 8.0 – 8.5 8.0 – 9.0 (1) As of October 31, 2019. (2) As of August 1, 2019, the date of filing IDACORP’s and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. 12

Sustained Cost Control 2012-2019 O&M Expenses ($ Millions) Other Operating and Maintenance Expenses October 31, 2019 $400 Updated Guidance $345 – $355 $350 $364.5 $349.0 $348.9 $349.6 $340.1 $349.3 $346.7 $300 $250 $200 $150 $100 $50 $0 2012 2013 2014 2015 2016 2017 2018 2019 13

Return on Year-End Equity - IDACORP 12% 10% 9.6% 9.5% 9.2% 9.4% 8% 8.6% 6% 4% 2% 0% Twelve Months 2015 2016 2017 2018 Ended Shoshone Falls, near Twin Falls, Idaho Sept. 30, 2019 14

ADITC Earnings Support/Revenue Sharing Mechanism: Existing(1) As of December 31, 2018, Idaho Power has utilized $0 of $45 million available. (1) As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149. Mechanism does not require a rate case stay out provision. (2) As of October 31, 2019, Idaho Power expects to use no additional accumulated deferred investment tax credits (ADITCs) in 2019. Idaho Power has the ability to use a total of $45 million of additional ADITCs, with the potential to replenish. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case. 15

ADITC Earnings Support/Revenue Sharing Mechanism: Sharing Terms Through Existing(1) December 31, 2019 Revenue Sharing: If Idaho ROE(2) If Idaho ROE > 10% > 10.5% Customer Benefit per $1: Pension Future rate Future rate reduction obligation reduction reduction Idaho Power Earnings Earnings Benefit per $1: Benefit Benefit $126.2 million shared with Idaho customers since 2009, including $68.1 million reduction in customer pension obligations. (1) As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149. Mechanism does not require a rate case stay out provision. (2) As of October 31, 2019, Idaho Power expects to not share in 2019. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case. 16

Why Invest in IDACORP?

Constructive Regulatory Environment

Economic Growth

Sustainable Cost Control

Achieving Return on Equity

Low Cost Hydropower


Hells Canyon Dam, Idaho and Oregon Border

Common Stock Dividend Growth

Strong Balance Sheet

Environmental & Social Responsibility

Record Customer Satisfaction

Culture of Integrity And Safety

STRONG FOUNDATION

17

Exhibit 99.1 Appendix

Idaho Power Service Area Exceptional, Independent, Integrated A-1

Recent Leadership Changes A-2

Regulatory Commissioners Idaho Oregon Political Party Term Political Party Commissioner Term Expires Commissioner Affiliation Expires Affiliation Eric Anderson 2025 Republican Stephen Bloom* 2019 Republican Paul Kjellander 2023 Republican Megan Decker 2021 Democrat Kristine Raper 2021 Democrat Letha Tawney 2020 Democrat Appointed to Staggered 6-Year Terms Appointed to Staggered 4-Year Terms * Mark Thompson recommended for appointment by Governor Kate Brown in October 2019 to replace Commissioner Bloom, whose term expires at the end of November 2019. Pending Oregon Senate confirmation. A-3

Residential & Industrial Average Rates Summer Average Rates (cents / kilowatt-hour) Industrial Residential $0.08 $0.14 $0.07 $0.12 $0.06 $0.10 $0.05 $0.04 $0.08 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 (1) Idaho Power National Average Idaho Power National Average(1) A-4 (1) Edison Electric Institute “Typical Bills and Average Rates Report” 12 Months Ending 6/30/2019

A - Debt MaturityDebt ProfileMillions)($ Strong Financial Position 5 Issuer Rating Short Long 2019 Outlook - - 2020 term term $100 2021 2022 $75 Moody’s Stable 2023 Baa1 P - $75 2 2024 $50 IDACORP 2025 $20 2026 $116 Stable S&P BBB A Manageable refinancingneeds Manageable 2027 - and windowsopportunityand of $4 2 2028 2029 Moody’s 2030 Stable P A3 - 2 2031 Idaho Power 2032 $100 2033 $70 Stable S&P BBB A 2034 - $50 $55 2 2035 $60 2036 2037 $100 $140 2038 2039 2040 $100 2041 2042 $75 2043 $75 2044 2045 $250 2046 $120 2047 2048 $220

Strong Financial Position Operating Cash Flows ($ Millions) Twelve Months Ended Sept. 30, IDACORP 2015 2016 2017 2018 2019 Net cash provided by operating activities $ 353.2 $ 344.2 $ 435.2 $ 491.6 $ 412.7 Liquidity As of September 30, 2019 ($ Millions) Idaho IDACORP(1) Power Revolving Credit Facility – Expires November 2022 $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(2) – (24.2) Total $ 100.0 $ 275.8 (1) Holding company only. (2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties. A-6

All-Time High Summer & Winter System Peak Demand July 7, 2017 – 3,422 MW 3,500 January 6, 2017 – 2,527 MW 3,000 July 22, 2019 – 3,242 MW (180 MW below all-time high, included demand response event) 2,500 2,000 1,500 1,000 0006 0022 0001 0002 0003 0004 0005 0007 0008 0009 0010 0011 0012 0013 0014 0015 0016 0017 0018 0019 0020 0021 0023 0024 Hour of the day A-7

Contracted Renewable Energy Projects As of September 30, 2019 Under contract Total projects Total on-line Resource Type but not yet on- under contract (MW) line (MW) (MW) Cogeneration and Small Power Producers (CSPP): Wind 627 — 627 Solar 290 30 320 Hydroelectric 147 2 149 Other 56 — 56 Total CSPP 1,120 32 1,152 Non-CSPP: Wind 101 — 101 Geothermal 35 — 35 Solar — 120 120 Total non-CSPP 136 120 256 A-8

Environmental Social Governance Experienced, Diverse, Independent Directors Committees of the Board of Directors Corp. Gov. Director Independent Audit Compensation and Executive Nominating Darrel T. Anderson © Thomas E. Carlile ✓ ✓ Richard J. Dahl ‡ ✓ ✓ ✓ Annette G. Elg ✓ ✓ Ronald W. Jibson ✓ ✓ Judith A. Johansen ✓ ✓ ✓ Dennis Johnson ✓ ✓ ✓ Christine King ✓ © ✓ Richard J. Navarro ✓ © ✓ © - Committee Chairperson ‡ - Chairman of the Board A-9

Environmental Social Governance Idaho Power’s 2018 Energy Portfolio A-10 Data Source: U.S. Energy Information Administration

Environmental Social Governance Decreased Idaho Power Coal-fired Generation 8 A Foundation of Clean Energy 7 6 5 4 MWh (millions) MWh 3 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Current Coal-fired Plant Shutdown Plan* *Idaho Power’s planned shut down and timing of Jim Bridger units is subject to a number of assumptions and uncertainties described in the 2019 Integrated Resource Plan and is subject to regulatory approval and change, A-11 including pending results from the planned 2019 IRP supplement.

Environmental Social Governance A Tradition of Sustainability Highlights of 2018 Sustainability Report: ✓ Adapting to a Changing Climate ✓ Fish Habitat Restoration ✓ Hydroelectric Project Operations ✓ Electricity Demand ✓ Vegetation Management For information on Idaho Power’s rich ✓ CO2 Emissions Intensity tradition of environmental stewardship for ✓ ESG Initiatives the following areas: ✓ 100% Clean Energy Goal ✓ Fish and Aquatic Life Visit: idacorpinc.com/about- ✓ Raptor Protection us/sustainability ✓ Archaeology and Cultural Resources ✓ Wildlife Habitat ✓ Bayha Island Research Project ✓ Snake River Stewardship Program Visit: idahopower.com/about- us/environmental-stewardship A-12

California vs. Idaho 2018 Clean Energy Portfolio Mix Achieving 100 percent renewable energy in California will require 200x the energy storage currently available in the state. – Bloomberg Getting to 100 percent renewable in California would increase costs over 30X, assuming lithium-ion batteries cost roughly a third of what they do today. – Clean Air Task Force A-13

ADITC Earnings Support/Revenue Sharing Mechanism: As Approved(1) If the Idaho Public Utilities Commission were to approve a change to Idaho Power’s allowed annual Idaho ROE as part of a general rate (2) case proceeding effective on or after January 1, 2020, earnings support line reverts to 95% of the newly authorized Idaho ROE. As of December 31, 2018, Idaho Power has utilized $0 of $45 million available. (1) As approved by the Idaho Public Utilities Commission on May 31, 2018, pursuant to Order No. 33965. Mechanism does not require a rate case stay out provision. (2) As of October 31, 2019, Idaho Power expects to use no additional accumulated deferred investment tax credits (ADITCs) in 2019. Idaho Power has the ability to use a total of $45 million of additional ADITCs, with the potential to replenish. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case. A-14

ADITC Earnings Support/Revenue Sharing Mechanism: Sharing Terms Beginning As Approved(1) January 1, 2020 Revenue Sharing: If Idaho ROE If Idaho ROE > 10%(2) > 10.5% Customer Benefit per $1: Pension Future rate obligation Future rate reduction reduction reduction Idaho Power Earnings Earnings Benefit per $1: Benefit Benefit $126.2 million shared with Idaho customers since 2009, including $68.1 million reduction in customer pension obligations. (1) As approved by the Idaho Public Utilities Commission on May 31, 2018, pursuant to Order No. 33965. Mechanism does not require a rate case stay out provision. (2) As of October 31, 2019, Idaho Power expects to not share in 2019. Return on year-end equity in the Idaho jurisdiction (Idaho ROE)—Implied to be 10.0% in the last general rate case. A-15

Idaho Tax Reform Settlement Annual Tax Reform Benefits By Year(1) (Millions) June 1, 2018 – June 1, 2019 – May 31, 2019 May 31, 2020 Future Years Rate Reduction Benefit (annual) $ 18.7 $ 18.7 $ 18.7 Non-Cash Customer Benefit (annual) 7.4 7.4 7.4 One-Time Benefits(2) 7.8 2.7 – Total Annual Customer Benefit $ 33.9 $ 28.8 $ 26.1 (1) Approved by the Idaho Public Utilities Commission May 31, 2018. The Public Utility Commission of Oregon also approved tax reform impacts along with increased Valmy revenues in May 2018. (2) A one-time benefit provided to Idaho customers through the PCA mechanism for the income tax benefits accrued from January 1, 2018 to May 31, 2018, as well as the temporary income tax benefits related to Idaho Power’s open access transmission tariff. A-16

Hells Canyon Relicensing Application for Renewal of Federal License • Three-dam complex on the Snake River, along Idaho and Oregon border • Original license expired in 2005 • Annual license renewal since original expiration • Settlement order received 2018 approving cost prudency of $216.5M • Currently collecting $8.8 million of AFUDC annually as deferred revenues • Idaho and Oregon filed respective water quality certifications under Section 401 (CWA) in May 2019 • Several third parties filed lawsuits against Oregon Department of Environmental Quality challenging Oregon’s CWA Section 401 certification based on fish passage, water temperature, and mercury issues associated with HCC • New license estimated no earlier than 2022 • Forecast of relicense-related rate base (as of Oct. 31, 2019): $278 million Hells Canyon, Idaho and Oregon Border A-17

IDACORP

Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement January 2012 for project permitting costs
  - Idaho Power - 21%
  - BPA - 24%
  - PacifiCorp - 55%
- 300 mile, 500-kV transmission line
- In-service date – 2026 or beyond
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east
- Total project cost estimated between **approximately $1 billion and $1.2 billion**, including AFUDC, excludes inflation and price changes of materials and labor resources following estimate date
- During negotiation of construction phase, Idaho Power would seek to retain at least 21% interest in the completed project
  - B2H-related rate base estimate at 21% ownership: $324 million
  - B2H-related rate base estimate at hypothetical 42% ownership: $648 million
  - Above estimates as of October 31, 2019
- Final records of decision (ROD) issued by BLM, U.S. Forest Service in November 2017 & November 2018, respectively
- Department of Navy issued ROD in September 2019
- Oregon Department of Energy draft proposed order recommending approval issued in May 2019, with proposed order expected in early 2020



WASHINGTON
OREGON
IDAHO
LONGHORN
Boardman
Hermiston
Stanfield
UMATILLA
WEST OF BOMBING RANGE ROAD ALTERNATIVES 1/2
Pendleton
Ione
Lexington
Pilot Rock
Meacham
Heppner
MORROW
La Grande
UNION
Hilgard
Island City
MORGAN LAKE ALTERNATIVE
Union
WALLOWA
Enterprise
Telocaset
North Powder
Haines
Keating
Baker City
BAKER
EXISTING 230-KV REBUILD
GRANT
Canyon City
Durkee
Lime
Huntington
EXISTING 138-KV REBUILD
Weiser
Council
ADAMS
Brogan
Jamieson
MALHEUR
Westfall
Vale
Payette
PAYETTE
Ontario
Harper
DOUBLE MOUNTAIN ALTERNATIVE
Emmett
Adrian
Caldwell
Marsing
Nampa
HEMINGWAY
OWYHEE
Murphy
OREGON
Map Area

A-18

Gateway West 500kV Transmission Line Project • A joint project between Idaho Power and PacifiCorp • Total cost for Idaho Power’s share of project – between $250 million and $450 million, including AFUDC • Record of decision for segments 8 and 9 issued in • Record of decision issued in November 2013 April 2018 (Excluding segments 8 & 9) • Idaho Power & PacifiCorp coordinating timing of • Congressional legislation for Morley Nelson Snake River next steps to best meet customer and system needs Birds of Prey Rights of Way, May 2017 A-19

Western Energy Imbalance Market • Idaho Power began participating in April 2018 • Order from Idaho Public Utilities Commission provides Idaho Power opportunity to recover actual costs of its participation in EIM through power cost adjustment (PCA) mechanism • EIM automatically balances supply and demand of electricity • Results in economic savings using most competitive energy resource – benefits shared with customers through PCA • Idaho Power’s estimate of year one savings by As of October 2019 participating: ~$17 million – IPUC case number IPC-E-16-19 A-20

Weather Outlook November 2019 Through January 2020 A-21 Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, October 17, 2019

Environmental Social Governance Diversity in Leadership Board Members Senior Management 33% 36% Men Women Men Women Our Commitment to Each Other At Idaho Power, we are committed to an inclusive environment where we are all valued, respected and given equal consideration for our contributions. We believe that to be successful as a company we must be able to innovate and adapt, which only happens when we seek out and value diverse backgrounds, opinions and perspectives. Our collaborative environment thrives when we are engaged, feel we belong and are empowered to do our best A-22 work. We are a stronger company when we stand together and embrace our differences.

Environmental Social Governance Our Commitment to Safety 5 4.5 4 OSHA Recordable Rates 3.5 3 2.5 2 1.5 1 0.5 0 2000 2014 2015 2016 2017 2018 Jul 2019 National Average EEI (1k-<2k Employees) Idaho Power A-23

Environmental Social Governance Our Commitment to Our Customers A-24

Environmental Social Governance Our Commitment to Our Employees We work together. We build together. We stand together. Throughout Idaho Power’s 100-year history, our skilled and dedicated employees have remained the foundation of our company. They fulfill our commitments to customers, shareowners and each other today and every day. Idaho Power provides competitive pay and benefits and supports our employees through our values of safety, integrity and respect and a healthy work-life balance. Together, we build a secure and healthy future. For more information on Idaho Power’s employee benefits, please visit: idahopower.com/about-us/careers/what-we-offer A-25

Contact Information Darrel T. Anderson Justin S. Forsberg IDACORP President & Chief Executive Officer Director of Investor Relations & Treasury (208) 388-2650 (208) 388-2728 DAnderson@idahopower.com JForsberg@idacorpinc.com Lisa A. Grow Idaho Power President (208) 388-2243 LGrow@idahopower.com Steven R. Keen Senior Vice President, Chief Financial Officer & Treasurer (208) 388-2600 SKeen@idahopower.com Ken W. Petersen Vice President, Controller, & Chief Accounting Officer (208) 388-2761 WWW.IDACORPINC.COM KPetersen@idahopower.com WWW.IDAHOPOWER.COM